UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 6, 2007

                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    1-7832             75-1729843
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 (State or other jurisdiction     (Commission       (I.R.S. Employer
of incorporation or organization) File Number)    Identification Number)

                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of
            Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


            (b) Effective August 6, 2007 the employment of Phil E. Schneider with the Company was terminated. Mr. Schneider was at that time the Executive Vice President - Marketing for the Company. The Company is seeking a replacement to fill the position.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PIER 1 IMPORTS, INC.


Date: August 10, 2007      By:    /s/ Michael A. Carter
                                  ----------------------------------------------
                                  Michael A. Carter, Senior Vice President and
                                  General Counsel